United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

August 9, 2007

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Date of Report

[Date of Earliest Event Reported]

ALPINE AIR EXPRESS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-27011	33-0619518
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1177 Alpine Air Way

Provo, Utah 84601

(Address of Principal Executive Offices)

(801) 373-1508

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On July 31, 2007, Alpine Aviation, Inc. (“Alpine Aviation”), a subsidiary of the Registrant (“Alpine,” the “Company,” “we,” “our,” “us” and words of similar import), executed a Master Lease Agreement and Lease Schedule (collectively, the “Agreements”) by and among Alpine Aviation and Marquette Equipment Finance, a subsidiary of Meridian Bank, N.A. (“MEF”).  Copies of the Agreements are attached hereto and incorporated herein by reference.  See Item 9.01.  The $6,000,000 financing package will be used to retire existing debt and for general administrative purposes.   Pursuant to the Agreements, MEF is acquiring all of the aircraft outlined in the Agreements (the “Property”) from Alpine Aviation in a sale/leaseback, and because of the structure of the lease, Alpine Aviation and MEF will be required to account for the transaction as a financing lease, i.e., Alpine Aviation will continue to show the aircraft as assets owned by Alpine Aviation, and a “Lease Obligation” will be set up as a liability account which will be amortized similar to a note payable.  There will be no tax consequences or gain recognized on the sale/leaseback itself.

One-half or 50% of the financing was funded on August 3, 2007, with the remaining one-half or 50% to be funded on completion of the aircraft titling to MEF as set forth in the Agreements and which is expected to be completed on or about August 9, 2007.

The Agreements provide, among other things:

• The Property consists of seven (7) used Beech Aircraft which will be home based or located at the Company’s facilities in Provo, Utah; Billings, Montana; and Honolulu, Hawaii.

• The Property is to be registered in the name of Alpine Aviation and titled in the name of MEF.

• The Initial Period of the lease is sixty (60) months at a monthly rental of $123,600, plus applicable sales/use tax.

• Alpine Aviation is required to maintain insurance on the Property in the amount of $6,000,000.

• At the end of the Initial Period, Alpine Aviation may purchase all, but not less than all, of the Property for the price of $1.00, plus all taxes and other amounts due under the lease.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.  Exhibit Description

          10.1 Master Lease Agreement No. MEF0613

          10.2 Lease Schedule No. 001

*  Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE AIR EXPRESS, INC.

Date:	08/09/2007	By:	/s/ Eugene R. Mallette
Eugene R. Mattette
CEO

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